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                                                                   EXHIBIT 10.15

                              PETsMART.COM, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made effective the 24th day of January, 2000 (the "Effective Date") between PETsMART.com, Inc., a Delaware corporation (the "Company") and Gary Marcotte (the "Purchaser").

     WHEREAS the Purchaser is an employee of the Company and his continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase 330,000 shares of Common Stock according to the terms and conditions hereof.

     THEREFORE, the parties agree as follows:

1.  Sale of Stock. The Company hereby agrees to sell to the Purchaser and the
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Purchaser hereby agrees to purchase an aggregate of 330,000 shares of the
Company's Common Stock (the "Shares"), at the price of $0.75 per share for an aggregate purchase price of $247,500 (the "Purchase Price"). The Shares shall be subject to the terms, definitions and provisions of the Company's 1999 Stock Plan (the "Plan"), which shall be incorporated herein by reference.

2.        Payment of Purchase Price. The Purchase Price for the Shares shall be
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paid by delivery to the Company at the time of execution of this Agreement of
(i) a full recourse promissory note (other with respect to the par value of the Shares, which shall be paid in cash or cash equivalents) or (ii) cash or check.

3.        Issuance of Shares. Upon receipt by the Company of the Purchase Price,
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the Company shall issue a duly executed certificate evidencing the Shares in the name of the Purchaser to be held in escrow until expiration of the Company's repurchase option as described in this Agreement.

4.        Repurchase Option.
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          (A) All of the Shares are subject to the Company's repurchase option described in this section. In the event of the voluntary or involuntary termination of the Purchaser's employment with or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option under Section 5, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of 90 days from such date to
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repurchase all or any portion of the Shares which have not been released from the purchase option at such time at the original purchase price per share ($0.75) ("Repurchase Option").

          (B) The Repurchase Option shall be exercised by the Company by written notice to the Purchaser or his executor (with a copy to the Escrow Holder (as defined below)) and, at the Company's option, (i) by delivery to the Purchaser or his executor with such notice of a check in the amount of the repurchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness to the Company equal to the repurchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and the payment of the repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          (C) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's repurchase rights under this Agreement and purchase all or a part of such Shares.

5.        Release of Shares From Repurchase Option.
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          (A)  1/5th of the Shares shall become vested and be released from the
Company's Repurchase Option on the Effective Date, 1/5th of the Shares shall become vested and be released from the Company's Repurchase Option on the first anniversary of the Effective Date and 1/60th of the Shares shall become vested and be released from the Company's Repurchase Option on the last day of each calendar month beginning on or after the first anniversary of the Effective Date, in each case provided that the Purchaser's services as an employee of or consultant to the Company have not been terminated prior to the date of any such release.

          (B)  If Purchaser (i) is terminated without Cause (as defined herein),
(ii) suffers a material diminution in compensation or duties or (iii) is relocated by the Company, without Purchaser's written consent, to a location more than fifty (50) miles from the Company's Pasadena office, at any time within six (6) months after a "Change of Control" (as defined herein), then 50% of the unvested shares that have not been released from the Repurchase Option shall become vested and be released as of the date of such termination.

          (C) If Purchaser is terminated without Cause (as defined below) on or prior to the six month anniversary of the Effective Date, 3/48th of the unvested Shares (1/20th of the Shares) shall become vested and be released from the Company's Repurchase Option as of the date of such termination.
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          (D)  If Purchaser is terminated without Cause (a) following the six month anniversary of the Effective Date and (b) prior to the twelve month anniversary of the Effective Date, then 6/48th of the unvested Shares (1/10th of the Shares) shall become vested and be released from the Company's Repurchase Option as of the date of such termination.

          (E) If Purchaser is terminated without Cause on or after the twelve month anniversary of the Effective Date then that number of Shares equal to lesser of (a) the number of then unvested Shares and (b) the product of (i) 1/60th of the Shares and (ii) the number of full months Executive was employed by the Company shall become vested and be released from the Company's Repurchase Option as the date of such termination.

          A termination "For Cause" means that Purchaser (i) is terminated for any act of personal dishonesty taken by the Purchaser in connection with Purchaser's responsibilities to the Company intended to result in personal enrichment for Purchaser, (ii) is convicted of a felony, (iii) is terminated due to a willful act that constitutes misconduct and is injurious to the Company,
(iv) is terminated as a result of gross negligence, recklessness, or willful misconduct or malfeasance in the performance by the Purchaser of his duties, (v) is terminated as a result of the willful and repeated failure by the Purchaser to perform his duties and obligations substantially in compliance with his Employment Agreement (as defined below) or (vi) is terminated as a result of the breach by the Purchaser of any of the provisions of Section 10 of his employment agreement with the Company, entered into as of January 24, 2000 (the "Employment Agreement"), which has resulted in material damage to the business or reputation of the Company.

          A "Change in Control" shall occur upon (i) any acquisition or merger or similar transaction (e.g., tender offer) of the Company where the stockholders of the Company immediately prior to such transaction hold 50% or less of the voting power of the surviving corporation, (ii) any transaction pursuant to which any person or "group" (as defined in 13d-5 of the Securities Exchange Act of 1934) acquires 51% or more of the voting power of the Company but only if such person or group has nominated or designated 50% or more of the members of the board of directors of the Company, (iii) any sale of all or substantially all of the assets of the Company or (iv) stockholder approval of any liquidation of the Company. As used in this definition, voting power means the power to vote generally in matters considered by the stockholders of the Company.

6.        Restriction on Transfer.  Except for the escrow described in Section 7
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or transfer of the Shares to the Company or its assignees contemplated by this
Agreement, none of the Shares nor any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase Option in accordance with the provisions of this Agreement.
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7.        Escrow of Shares.
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          (A)  The Shares issued under this Agreement shall be held by the
Secretary of the Company as escrow holder ("Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's Repurchase Option with respect to such Shares as set forth above.

          (B) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.

          (C) If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (D) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from such Repurchase Option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Purchaser.

          (E) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

8.        Legends. The share certificate evidencing the Shares issued hereunder
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shall be endorsed with the following legends:

          (A) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY
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               TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE
               SECURITIES ACT OF 1933."

          (B) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          (C) Any legend required to be placed thereon by applicable state securities laws.

9.  Investment Representations; Restriction on Transfer.
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          (A)  In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

          (B) He is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. He is purchasing these securities for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

          (C) He understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, he understands that, in view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may not be present if his representations meant that his present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

          (D) He further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He further acknowledges and understands that the Company is under no obligation to register the securities. He understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (E) He is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions.
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          (F)  He further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (G) The Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of; loan, grant any options for the purchase of; or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for up to one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

10.       Adjustment for Stock Split. All references to the number of Shares and
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the Purchase Price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

11.       General Provisions.
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          (A)  This Agreement shall be governed by the internal laws of the
State of California. This Agreement and the Employment Agreement represent the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser, may only be modified or amended in writing signed by both parties and satisfies all of the Company's obligations to the Purchaser with regard to the issuance or sale of securities.

          (B) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U. S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by noticing the other in writing. Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

          (C) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of; and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
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          (D)  Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          (E) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (F) The Purchaser understands that he (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability and any of the other tax consequences that may arise as a result of the transactions contemplated by this Agreement. The Purchaser shall rely solely on the determinations of his tax advisors or his own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters. The Purchaser shall notify the Company in writing if the Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from the Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to the Purchaser in the absence of such an election.

          (G) THE PURCHASER UNDERSTANDS THAT THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER
OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES
OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO
SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

          PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT THIS DOCUMENT AND THE EMPLOYMENT AGREEMENT REPRESENT THE DEFINITIVE AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY WITH REGARD TO THE ISSUANCE OF COMPANY SECURITIES TO THE PURCHASER AND THAT THIS AGREEMENT AND THE EMPLOYMENT AGREEMENT SUPERSEDE ANY OTHER AGREEMENT, EITHER ORAL OR WRITTEN, RELATING TO THE PURCHASER'S RIGHTS TO COMPANY SECURITIES. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY AND ALL FUTURE ISSUANCES OF COMPANY SECURITIES TO THE PURCHASER MUST BE APPROVED BY THE COMPANY'S BOARD OF DIRECTORS AND EVIDENCED BY AN EXECUTED WRITTEN AGREEMENT IN ORDER TO BECOME BINDING ON THE COMPANY.

PETsMART.com, Inc.
a Delaware corporation              PURCHASER:


By:  /s/ Tom McGovern                 /s/ Gary Marcotte
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     Tom McGovern, Jr.                (Signature)
     President



                                 CONSENT OF SPOUSE
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I, Kendis Marcotte, spouse of Gary Marcotte, have read and approve the foregoing
Agreement. In consideration of granting of the right to my spouse to purchase shares of PETsMART.com, Inc. Common Stock, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  1/24/00



                                    /s/ Kendis Marcotte
                                    -------------------------------
                                            Signature